PUTNAM TAX-FREE INSURED FUND
              Prospectus Supplement dated September 27, 1996
                   to Prospectus dated December 1, 1995


The fourth paragraph under the heading "How the fund pursues its objective - Basic investment strategy" on page 7 of the Prospectus is replaced with the following:

Investments by the fund in tax-exempt securities will be limited to securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's ("S&P"), or in unrated securities that Putnam Management determines are of comparable quality at the time of purchase. The rating services' descriptions of these grades of debt securities are included in the SAI.

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On September 6, 1996, the Trustees of the fund approved a
reduction in the fees payable by the class B shares of the fund under its Rule 12b-1 Distribution Plan from 0.85% to 0.60% of the fund's average net assets attributable to class B shares, effective immediately. The information under the heading
"Expenses summary" in the prospectus does not reflect this decrease.

The last sentence of the first paragraph of the section entitled "Distribution plans -- Class B and M distribution plans" is replaced with the following: The Trustees have currently limit payments under the class B and class M distribution plans to the annual rates of 0.60% and 0.50%, respectively.

                                                                 27884 9/96